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                                                                   EXHIBIT 10.16

                                JOINDER AGREEMENT
                                     TO THE
                                DEX HOLDINGS, LLC
                             EQUITYHOLDERS AGREEMENT

         By execution of this signature page and effective as of April 30, 2003, each of GS Private Equity Partners II - Direct Investment Fund, L.P., GS Private Equity Partners 1999 - Direct Investment Fund, L.P. and GS Private Equity Partners 2000 - Direct Investment Fund, L.P. (collectively, the "GS Entities") hereby agrees to become a party to and an Equityholder under, be bound by the obligations of, receive the benefits of and be treated as a WCAS Holder for all purposes under that certain Equityholders Agreement, dated as of November 8, 2002, by and among Dex Holdings, LLC, a Delaware limited liability company, Carlyle Partners III, L.P., CP III Coinvestment, L.P., Carlyle High Yield Partners, L.P., Carlyle-Dex Partners L.P., Carlyle-Dex Partners II L.P., Welsh, Carson, Anderson & Stowe IX, L.P., WD GP Associates LLC, WD Investors LLC and A.S.F. Co-Investment Partners, L.P., as amended from time to time thereafter (the "Equityholders Agreement").

         Capitalized terms used herein without definition shall have the meanings given to them in the Equityholders Agreement.

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                                 GS PRIVATE EQUITY PARTNERS II -
                                 DIRECT INVESTMENT FUND, L.P.

                                 By:     GS PEP II Direct Investment
                                         Advisors, L.L.C., its General Partner

                                 By:     GSAM Gen-Par, L.L.C.,
                                         its Managing Member

                                 By:              /s/ Leonard Nero
                                         -----------------------------------
                                 Name:   Leonard Nero
                                 Title:  Vice President

                                 GS PRIVATE EQUITY PARTNERS 1999 -
                                 DIRECT INVESTMENT FUND, L.P.

                                 By:     GS PEP 1999 Direct Investment
                                         Advisors, L.L.C., its General Partner

                                 By:     GSAM Gen-Par, L.L.C.,
                                         its Managing Member

                                 By:              /s/ Leonard Nero
                                         -----------------------------------
                                 Name:   Leonard Nero
                                 Title:  Vice President

                                 GS PRIVATE EQUITY PARTNERS 2000 -
                                 DIRECT INVESTMENT FUND, L.P.

                                 By:     GS PEP 2000 Direct Investment
                                         Advisors, L.L.C., its General Partner

                                 By:     GSAM Gen-Par, L.L.C.,
                                         its Managing Member

                                 By:              /s/ Leonard Nero
                                         -----------------------------------
                                 Name:   Leonard Nero
                                 Title:  Vice President

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                                 Notice Address (for each GS Entity):
                                 c/o Goldman Sachs Private Equity Group
                                 32 Old Slip, 21st Floor
                                 New York, NY 10005
                                 Attention: Jennifer Barbetta
                                 Fax No. (212) 346-4512

Agreed and Accepted as of
the date first written above:

DEX HOLDINGS LLC

By:            /s/ James A. Attwood, Jr.
       --------------------------------------------
       Name:   James A. Attwood, Jr.
       Title:  Managing Director